NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II

SUPPLEMENT DATED OCTOBER 23, 2001

TO PROSPECTUS DATED December 11, 2000

This supplement supersedes any previous supplements.

The Board of Trustees (the "Board") of the North American Funds Variable Product Series II ("NAFV II") took the actions described below at a meeting held on October 22-23, 2001.

  The Board approved the termination of the investment sub-advisory agreement between VALIC and Neuberger Berman Management, Inc. on behalf of the North American Mid Cap Value Fund (the "Mid Cap Value Fund") as of December 31, 2001. The Board then approved a new investment sub-advisory agreement between VALIC and Wellington Management Company, LLC ("Wellington") which will become effective on or about January 1, 2002. The advisory fees paid by the Mid Cap Value Fund to VALIC will remain the same and VALIC will continue to be responsible for paying any sub-advisory fees. The Board has the authority, pursuant to an exemptive order granted by the SEC, to approve new sub-advisory agreements without a shareholder vote; however, an information statement explaining this decision in further detail will be mailed to all shareholders of record.

  Upon termination of Neuberger as sub-adviser (and replacement by Wellington) for the Mid Cap Value Fund, there will be a change from the current investment policies. Wellington's practice is to invest at least 80% (instead of Neuberger's 65%) of total assets in equity securities of mid capitalization companies. Additionally, Wellington will invest up to 20% of the Mid Cap Value Fund's total assets in foreign securities (instead of Neuberger's 10%). All other investment practices will remain the same.

  Wellington is an independent partnership owned entirely by 68 partners. As of June 30, 2001, Wellington managed approximately $295 billion of client assets in a broad range of investment styles for institutional investors, mutual fund sponsors and high net-worth individuals.

  With respect to the following two (2) Series of funds (the "Bond Funds"), the Board approved the termination of an investment sub-advisory agreement between VALIC and American General Investment Management, L.P. ("AGIM") effective December 31, 2001:

  North American - AG High Yield Bond Fund

  North American - AG Strategic Bond Fund

  The Board then approved a new investment sub-advisory agreement between VALIC and AIG Global Investment Corp. ("AIGGIC") to take effect on or about January 1, 2002, subject to shareholder approval. AIGGIC is a wholly-owned subsidiary of American International Group, Inc. ("AIG") and is an affiliate of VALIC. The sub-advisory fees payable to AIGGIC will be borne by VALIC and not the respective Funds, and will not result in increased costs to shareholders of the Bond Funds. The new sub-advisory agreement with AIGGIC will be submitted for approval by shareholders at the Shareholders' Meeting to be held in mid to late December 2001.

  The Board approved changing the name of NAFV II to "VALIC Company II" effective January 1, 2002. The Board approved the following name changes for the 15 Series to be effective January 1, 2002:

FROM:	TO: VALIC Company II
North American-AG High Yield Bond Fund	High Yield Bond Fund
North American-AG Strategic Bond Fund	Strategic Bond Fund
North American-Neuberger Berman Mid Cap Value Fund	Mid Cap Value Fund

  With respect to all of the Funds, the Board approved the amendment of fundamental investment restrictions generally to: (a) delete restrictions that are no longer required to be fundamental due to changes in federal laws or which otherwise need not be fundamental under the Investment Company Act of 1940 (the "1940 Act"); and (b) to standardize the language of those restrictions that are still required to be fundamental under the 1940 Act. These changes will not in any way alter the manner in which the Funds are managed; they are intended only to add flexibility as allowed under the law. The shareholders will be asked to approve these changes at the Shareholders' Meeting to be held in mid to late December 2001.

  As a result of the acquisition of American General Corporation by AIG on August 29, 2001, VALIC became a wholly-owned subsidiary of AIG. Under the 1940 Act, the change of control of an investment adviser results in the assignment of the advisory agreement and its automatic termination. In addition, for those separate series of NAFV II which engage a subadviser, each sub-advisory agreement provides that it terminates automatically upon the termination of the advisory agreement with VALIC. To ensure the uninterrupted provision of investment advisory and sub-advisory services to all of the Funds following the acquisition, the Board took the action described below at a meeting held on July 16-17, 2001.

The Board approved an interim advisory agreement and a new investment advisory agreement between NAFV II, on behalf of each Series, and VALIC. The interim advisory agreement covers the period from the date of the acquisition (August 29, 2001) through the date of the shareholder approval, when the new investment advisory agreement will take effect. The new investment advisory agreement is substantially similar as the current investment advisory agreement, including the fees charged. The new investment advisory agreement will be submitted to shareholders for approval at a meeting to be held in mid to late December 2001.